Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2022
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

4. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets, consisted of the following:

	As of December 31,
	2022	2021
Loan to third parties (i)	$7,000,000	$-
Receivable from a third party (ii)	3,800,000	-
Prepaid expenses (iii)	9,061,895	-
Advance to a third-party individual (iv)	2,000,000	-
Rent deposit	1,494,588	124,618
Deductible input VAT	1,185,903	6,881,223
Advance to staff	165,288	255,430
Others	14,386	53,919
Total	$24,722,060	$7,315,190

(i)

In 2022, the Group provided an interests-free loan of $1.0 million to a shareholder, who held 4.3% equity interests of NWTN, and an interests-free loan of $6.0 million to a third party, for their ordinary operations. These loans would be due in October through December 2023.

(ii)	In 2022, the Group engaged a third party for marketing services with a total consideration of $6.0 million. The Group wrongly prepaid $3.8 million of the consideration to another third party, which was collected by the Group in January 2023.

(iii)	Prepaid expenses primarily consisted of directors’ and officers’ insurance expenses to be amortized within a year and prepaid commission expenses for financing services as of December 31, 2022.

(iv)	In 2022, the Group engaged a shareholder, who held 0.4% equity interests of NWTN as of December 31, 2022 and is experienced in investing and financing for investment and financing consulting for the period from January 2023 to January 2024. In 2022, the Group paid an amount of $2 million to this individual as prepayment, which would be expensed as the services provided to the Group.

The Group recorded bad debt expense of nil, nil and $1,129,993 for the years ended December 31, 2022, 2021 and 2020, respectively. The Group wrote off bad debt provision of $144,986, nil and $1,129,993, respectively, for the years ended December 31, 2022, 2021 and 2020.